                                                                    EXHIBIT 99.2

[ROADWAY CORPORATION LOGO]                          000000 0000000000 0 0000

                                                    000000000.000 ext
                                                    000000000.000 ext
                                                    000000000.000 ext
MR A SAMPLE                                         000000000.000 ext
DESIGNATION (IF ANY)                                000000000.000 ext
ADD 1                                               000000000.000 ext
ADD 2                                               000000000.000 ext
ADD 3
ADD 4                                               Holder Account Number
ADD 5
ADD 6                                               C 1234567890 JNT

[BAR CODE]                                          [BAR CODE]

                                                    [ ] Mark this box with
                                                        an X if you have
                                                        made changes to your
                                                        name or address
                                                        details above.

SPECIAL MEETING PROXY CARD

                                                         Yes
   CONFIDENTIAL VOTE REQUESTED                           [ ]

A.  PROPOSALS

The Board of Directors recommends a vote "FOR" the following proposals.

1.   To adopt the Agreement and Plan of
     Merger, dated as of July 8, 2003,
     by and among Yellow Corporation,
     Yankee LLC and Roadway Corporation
     (the "Merger Agreement"), and                       For   Against   Abstain
     approve the merger and the other                    [ ]     [ ]       [ ]
     transactions contemplated by the
     Merger Agreement.


2.   To approve adjournments or
     postponements of the Special
     Meeting of Stockholders of Roadway
     Corporation (the "Special
     Meeting"), if necessary, to permit                  For   Against   Abstain
     further solicitation of proxies if                  [ ]     [ ]       [ ]
     there are not sufficient votes at
     the time of the Special Meeting to
     approve the above proposal.


3. In their discretion, the proxies named herein are also authorized to take action upon any other business that may properly come before the Special Meeting, or any reconvened meeting following an adjournment or postponement of the Special Meeting.

B. AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title. When signing as a partnership, please sign in partnership name by an authorized person.

    Signature 1 - Please keep signature      Signature 2 - Please keep signature
    within the box                           within the box

    ------------------------------------     -----------------------------------

    Date (mm/dd/yyyy)

    ---------/--------/-----------------

                          PROXY -- ROADWAY CORPORATION

 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ROADWAY CORPORATION FOR
        THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 9, 2003.

The undersigned hereby appoints Michael W. Wickham, James D. Staley, J. Dawson Cunningham, John J. Gasparovic and Joseph R. Boni III, or any of them or their substitutes, as proxies, each with the power to appoint his substitutes, and hereby authorizes them to represent and vote, as designated herein, all the shares of common stock of Roadway Corporation held of record by the undersigned at the close of business on October 16, 2003, with all powers that the undersigned would possess if personally present, at the Special Meeting of Stockholders to be held at the Sheraton Cleveland City Centre Hotel, located at 777 St. Clair Avenue, Cleveland, Ohio 44114, on Tuesday, December 9, 2003, at 11:30 a.m. E.S.T., and at any reconvened meeting following adjournments or postponements of the Special Meeting. In their discretion, the proxies are authorized to take action in accordance with their judgment upon any other business that may properly come before the Special Meeting, or any reconvened meeting following an adjournment or postponement of the Special Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS. THE PROXIES ARE AUTHORIZED TO TAKE ACTION UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING, OR ANY RECONVENED MEETING FOLLOWING AN ADJOURNMENT OR POSTPONEMENT OF THE SPECIAL MEETING.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN, DATE AND RETURN THIS PROXY CARD.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.



(CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)

[ROADWAY CORPORATION LOGO]                          000000 0000000000 0 0000

                                                    000000000.000 ext
                                                    000000000.000 ext
                                                    000000000.000 ext
MR A SAMPLE                                         000000000.000 ext
DESIGNATION (IF ANY)                                000000000.000 ext
ADD 1                                               000000000.000 ext
ADD 2                                               000000000.000 ext
ADD 3
ADD 4                                               Holder Account Number
ADD 5
ADD 6                                               C 1234567890 JNT

[BAR CODE]                                          [BAR CODE]

                                                    [ ] Mark this box with an
                                                        X if you have made
                                                        changes to your name or
                                                        address details above.

SPECIAL MEETING PROXY CARD -- 401(k) STOCK SAVINGS PLAN

                                                        Yes
   CONFIDENTIAL VOTE REQUESTED                          [ ]

A.  PROPOSALS

The Board of Directors recommends a vote "FOR" the following proposals.

1.   To adopt the Agreement and Plan of
     Merger, dated as of July 8, 2003,
     by and among Yellow Corporation,
     Yankee LLC and Roadway Corporation
     (the "Merger Agreement"), and                      For   Against   Abstain
     approve the merger and the other                   [ ]     [ ]       [ ]
     transactions contemplated by the
     Merger Agreement.


2.   To approve adjournments or
     postponements of the Special
     Meeting of Stockholders of Roadway
     Corporation (the "Special
     Meeting"), if necessary, to permit                 For   Against   Abstain
     further solicitation of proxies if                 [ ]     [ ]       [ ]
     there are not sufficient votes at
     the time of the Special Meeting to
     approve the above proposal.


3. In their discretion, the proxies named herein are also authorized to take action upon any other business that may properly come before the Special Meeting, or any reconvened meeting following an adjournment or postponement of the Special Meeting.

B. AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title. When signing as a partnership, please sign in partnership name by an authorized person.

    Signature 1 - Please keep signature      Signature 2 - Please keep signature
    within the box                           within the box

    ------------------------------------     -----------------------------------

    Date (mm/dd/yyyy)

    ---------/--------/-----------------

                          PROXY -- ROADWAY CORPORATION

 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ROADWAY CORPORATION FOR
       THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 9, 2003.

To Fidelity Management Trust Company (the "Trustee"), Trustee of the Roadway Corporation 401(k) Stock Savings Plan (the "Plan"): The undersigned, a participant in the Plan acting in the capacity as a named fiduciary under the Plan, hereby directs the Trustee to vote in person or by proxy all shares of common stock of Roadway Corporation credited to the undersigned's account under the Plan on October 16, 2003. The undersigned understands that shares of common stock of Roadway Corporation credited to participants' accounts under the Plan for which timely instructions are not received by the Trustee ("Non-Directed Shares") and any shares of common stock of Roadway Corporation held by the Plan but not credited to participants' accounts under the Plan ("Unallocated Shares") will be voted by the Trustee in the same proportion as the Trustee votes shares of common stock of Roadway Corporation for which it receives timely and proper voting directions.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). NON-DIRECTED SHARES AND UNALLOCATED SHARES WILL BE VOTED AS INDICATED ABOVE.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, YOU WILL NEED TO MARK THE "FOR" BOX FOR THAT PROPOSAL.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

YOU ARE ENCOURAGED TO HAVE YOUR VOTE SUBMITTED NO LATER THAN
WEDNESDAY, DECEMBER 3, 2003 TO ALLOW SUFFICIENT TIME FOR TABULATION.


(CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)